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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) July 21, 2008
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

             112 Middle Road, #08-01 Midland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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On July 21, 2008, the Board of Directors of Amaru, Inc. (the "Registrant")
determined that it was in the best interest of the Registrant to change its auditors, Nexia Court & Co., to Mendoza Berger & Company, LLP. Nexia Court & Co. elected not to stand for reappointment as the Registrant's Auditors. The Board of Directors of the Registrant accepted Nexia Court's decision as of the date hereof and appointed Mendoza Berger & Co., LLP. as its new certified accountants and auditors.

During the Registrant's fiscal years 2006-2007, and during the interim period from January 1, 2008 through the date March 31, 2008, there have been no past disagreements between the Registrant and Nexia Court & Co., on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

The audit reports provided by the Registrant's auditors, Nexia Court & Co.
for the fiscal years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles.

The Board of Directors approved the appointment of Mendoza Berger & Company, LLP. of Irvine, California as its new auditors on July 21, 2008. During the two most recent fiscal years and through the date hereof, neither the Registrant nor any one on behalf of the Registrant has consulted with Mendoza Berger & Company, LLP., regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events required to be disclosed under Items 304(a)(2)(i)and (ii) of Regulation S-K.

ITEM 9.01.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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            (c)   Exhibits

                  16. Letter from Nexia Court & Co. to the SEC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 23, 2008                        AMARU, INC.


                                            By: /s/ Colin Binny
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                                                Colin Binny
                                                President